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Exhibit (10)(iii)(A)(7)

Imperial Oil Limited

RESTRICTED
STOCK UNIT
PLAN

1.    Plan Purpose:

        The purpose of the Restricted Stock Unit Plan (the "Plan") is to provide an incentive to selected key employees and to nonemployee directors to promote optimum individual contribution to sustained improvement in the Company's business performance and shareholder value, and to motivate them to remain with the Company, its wholly owned subsidiaries or a Designated Employer, as these terms are defined in clause 4 of this Plan document.

2.    Description of Units:

        This incentive is provided by the grant of Restricted Stock Units ("RSU"), which give the Plan participant the right, subject to the terms and conditions herein, to receive from the Company, upon exercise in the prescribed manner, an amount in respect of each RSU, which is equal to the Exercise Price, as defined in clause 4.

3.    Eligibility and Awards:

        RSU's will be granted only to key employees and to nonemployee directors of the Company or to key employees of a Designated Employer, as defined in clause 4. Frequency and level of awards to individual participants will be determined by the Company. Individual awards under this plan will not necessarily be granted annually. The entitlement to the formula amounts of benefits in clause 2 and clause 6 arises from services rendered from the Grant Date to the date of payment.

4.    Definitions:

        In this Plan document, except where the context otherwise indicates, the following definitions apply:

  (a)
  "Company" means Imperial Oil Limited.

  (b)
  "Continued Employment" means continued employment after the RSU Grant Date with any one or more of the Company, its wholly owned subsidiaries or a Designated Employer, and for nonemployee directors means the period of time while serving as a director of Imperial Oil Limited.

  (c)
  "Designated Employer" means an employer which is an affiliate of the Company and which is designated as such for the purposes of this Plan by the Company.

  (d)
  "Exercise Date" means, in respect of an RSU being exercised pursuant to clause 8, the dates on which the RSU is vested, the date of death of a Grantee or the date of deferral of exercise, as applicable.

  (e)
  "Exercise Price" for a particular RSU means the closing price of common shares of the Company on the Toronto Stock Exchange on the Exercise Date, or if there is no closing price on the Exercise Date, the last preceding closing price on the Toronto Stock Exchange.

  (f)
  "Grant Date" means the date specified in the Grant Instrument that an RSU is granted under the Plan.

  (g)
  "Grant Instrument" means the document given by the Company to an employee and nonemployee director governing a grant of Restricted Stock Units.

  (h)
  "Grantee" means the recipient of a Grant Instrument.

  (i)
  "Dividend Equivalents" means cash payments pursuant to clause 6 corresponding in amount and timing to the cash dividend that is paid by the Company on a common share of the Company.

  (j)
  "Legal Representatives" means a Grantee's executors or administrators.

5.    Vesting of Units:

        Subject to the restrictions in clause 7 or the deferral of exercise in clause 8, the total RSU's granted under a particular Grant Instrument vest and become exercisable in accordance with the following schedule:

  (a)
  50% of the RSU's will be exercised on the third anniversary following the Grant Date.

  (b)
  The remaining 50% of the RSU's will be exercised on the seventh anniversary following the Grant date.

6.    Dividend Equivalents:

        The Company will pay the Grantee cash with respect to each unexercised RSU granted to the Grantee corresponding in amount and timing to the cash dividend that is paid by the Company on a common share of the Company.

7.    Restrictions on Exercise:

  (a)
  No RSU will be exercised other than in accordance with the provisions of clauses 5, 7 and 8.

  (b)
  Except as provided hereinafter, an RSU will be exercised only during Continued Employment.

  (c)
  In case the Grantee becomes entitled on or after the Grant Date to payment of extended disability benefits under the Company's extended disability benefit plan, the RSU's or the balance remaining will be exercised in accordance with the provisions of clause 5.

  (d)
  In case of death of the Grantee, the unexercised RSU's will be exercised by the Company as of the date of death and paid to the Grantee's Legal Representatives.

  (e)
  In case the Grantee's Continued Employment terminates on or after, the third anniversary of the Grant Date and the Grantee becomes entitled to an annuity under section 2 of the Company's retirement plan (or the provision in any plan or plans of the Company substituted therefor), the

    RSU's or the balance remaining will be exercised by the Company in accordance with the provisions of clauses 5, 7 and 8.

  (f)
  Notwithstanding anything to the contrary in this Plan, the Company, at its discretion, may determine that the Grantee's RSU's, or the balance remaining, are forfeited and are not exercisable as a consequence of any of the following situations:

  (i)
  the Company believes that the Grantee intends to terminate Continued Employment and sub-clauses 7(c), 7(d) and 7(e) would not be applicable, or

  (ii)
  during Continued Employment or during the period of 24 months after the termination of the Grantee's Continued Employment, the Grantee, without the written consent of the Company, directly or indirectly is employed in, or as principal, agent, partner or otherwise engages in any business that is in competition with the Company, as determined by the Company, or otherwise engages in any activity that is detrimental to the Company, as determined by the Company.

  (g)
  Except as provided in sub-clauses 7(c), 7(d), and 7(e), the RSU's, or the balance remaining, if not forfeited earlier, will be forfeited and will not be exercisable after the last day of Continued Employment.

  (h)
  Notwithstanding any other provision of this clause 7, the Company may determine that a Grantee's RSU's will not be forfeited in whole or in part after the cessation of Continued Employment.

8.    Method and Deferral of Exercise:

        The RSU's will be exercised by the Company in accordance with clauses 5 and 7, provided however, the Company may, at its discretion, defer the exercise of any RSU's to a later date in the event that a ban on trading, imposed by the Company or applicable law, in common shares of the Company by a director of the Company or an employee of the Company, its wholly owned subsidiaries or a Designated Employer is in effect on the exercise dates described in clauses 5 and 7.

9.    Method of Payment:

  (a)
  Cash payment of the benefit arising on the exercise of an RSU will normally be made as soon as practicable after the Exercise Date.

  (b)
  Cash payment of the Dividend Equivalents described in clause 6 will be made as soon as practicable after the Company pays a dividend on the common shares of the Company.

  (c)
  Payments will be reduced by any amount required to be withheld by any government authority.

10.  Repayments:

        Notwithstanding the exercise of an RSU by the Grantee, in the event any of the situations described in sub-clause 7(f)(ii) are applicable to the Grantee, the Company, at its discretion, may require the Grantee to repay to the Company any cash payments resulting from the exercise of that RSU during a period up to 180 days prior to termination of the Grantee's Continued Employment.

11.  Significant Changes:

        In the case of any subdivision, consolidation, or reclassification of the shares of the Company or other relevant change in the capitalization of the Company, the Company, in its discretion, may make appropriate adjustments in the calculation of the amount payable per RSU, and an adjustment by the Company shall be conclusive as to the amount payable per RSU and shall be final and binding upon all persons.

12.  Other:

  (a)
  An RSU award does not carry any benefits associated with the Company's benefit plans.

  (b)
  No right created by the granting of an RSU can be pledged in any circumstance, nor can it be assigned. Any attempt to pledge or assign may, in the discretion of the Company, result in forfeiture of the rights created herein.

  (c)
  A Restricted Stock Unit means a unit equivalent in value to a common share of the Company, credited by means of a book entry on the Company's books.

  (d)
  Under no circumstances shall the RSU's be considered common shares or other securities of the Company, nor shall they entitle any Grantee to exercise voting rights or any other rights attaching to the ownership of the common shares or other securities of the Company, nor shall any grantee be considered the owner of the common shares by virtue of the award of the RSU's.

  (e)
  The Company will determine conclusively all questions arising in the administration or interpretation of this Plan and such a determination shall be final and binding upon all persons.

Imperial Oil Limited
December, 2002

PRIVATE

Exhibit (10)(iii)(A)(7)

IMPERIAL OIL LIMITED
2002 RESTRICTED STOCK UNITS
Grant Date: December 31, 2002

Name of Grantee:	Number of Units:
Grant No:	Empl. No:

The following is a summary of the provisions of the Restricted Stock Unit Plan. In all cases, the text of the Plan will govern in the event of any discrepancy, inconsistency or omission between this Grant Instrument and the Plan text.
1.	GRANT
The Company hereby grants to you, as of the date hereof, the number of 2002 Restricted Stock Units ("RSU") as set out above, subject to the terms and conditions of the Restricted Stock Unit Plan.
2.	2002 RSU
Each 2002 RSU granted to you gives you the conditional right to receive from the Company, upon exercise, an amount equal to the Exercise Price.
3.	DIVIDEND EQUIVALENTS
The Company will pay to you cash with respect to each unexercised 2002 RSU corresponding in amount and timing to the cash dividend that is paid by the Company on a common share of the Company.
4.	DEFINITIONS
In this summary the following definitions apply:
(a) "Company" means Imperial Oil Limited.
(b) "Exercise Price" means the closing price of common shares of the Company on the Toronto Stock Exchange on the Exercise Date.
(c) "Exercise Date" means the day on which the RSU is exercised by the Company as prescribed in the Plan text.
5.	DATES EXERCISED

Subject to the expiry, forfeiture and deferral of exercise provisions summarized under clauses 7 and 8 of the Plan document, the 2002 RSU's granted to you will be exercised by the Company on the following basis:
• No 2002 RSU's will be exercised before December 31, 2005.
• 50% of the 2002 RSU's will be exercised on December 31, 2005.
• The remaining 50% of the 2002 RSU's will be exercised on December 31, 2009.
6.	EXPIRY AND FORFEITURE
This RSU grant shall expire or be forfeited at the earliest of the following times:
(a)
On termination of employment from the Company or an affiliate of the Company (as defined in the Plan text), other than by reason of retirement on or after December 31, 2005, or other than by reason of death or disability on or after December 31, 2002.
(b)
The Company believes that you intend to terminate employment with the Company or if during employment with the Company or during the 24 months after the termination of your employment you, without the written consent of the Company, were engaged in any business that was in competition with the Company or otherwise engaged in any activity that was detrimental to the Company.
7.	ASSIGNMENT
No right created by the grant of a 2002 RSU can be pledged in any circumstance, nor can it be assigned and any attempt to do so may result in forfeiture of the grant.
8.	REPAYMENT

In the event that this award is exercised, in whole or in part, and during employment with the Company or during the period of 24 months after the termination of your employment you, without the written consent of the Company, were engaged in any business that was in competition with the Company or otherwise engaged in any activity that was detrimental to the Company, the Company may require payment to the Company, for that part of the award exercised during the 180 day period prior to the date of termination of employment with the Company.
IMPERIAL OIL LIMITED
/s/ T.J. Hearn
Chairman, President and Chief Executive Officer

PRIVATE

Exhibit (10)(iii)(A)(7)

IMPERIAL OIL LIMITED
RESTRICTED STOCK UNITS
Grant Date: December 31, 2002

Name of Grantee:	Number of Units:
Grant No:

The following is a summary of the provisions of the Restricted Stock Unit Plan. In all cases, the text of the Plan will govern in the event of any discrepancy, inconsistency or omission between this Grant Instrument and the Plan text.
1.	GRANT
The Company hereby grants to you, as of the date hereof, the number of 2002 Restricted Stock Units ("RSU") as set out above, subject to the terms and conditions of the Restricted Stock Unit Plan.
2.	2002 RSU
Each 2002 RSU granted to you gives you the conditional right to receive from the Company, upon exercise, an amount equal to the Exercise Price.
3.	DIVIDEND EQUIVALENTS
The Company will pay to you cash with respect to each unexercised 2002 RSU corresponding in amount and timing to the cash dividend that is paid by the Company on a common share of the Company.
4.	DEFINITIONS
In this summary the following definitions apply:
(a) "Company" means Imperial Oil Limited.
(b) "Exercise Price" means the closing price of common shares of the Company on the Toronto Stock Exchange on the Exercise Date.
(c) "Exercise Date" means the day on which the RSU is exercised by the Company as prescribed in the Plan text.
(d)
"Continued Employment" means continued employment after the RSU Grant Date with any one or more of the Company, its wholly owned subsidiaries or a Designated Employer, and for nonemployee directors means the period of time while serving as a director of Imperial Oil Limited.
5.	DATES EXERCISED

Subject to the expiry, forfeiture and deferral of exercise provisions summarized under clauses 7 and 8 of the Plan document, the 2002 RSU's granted to you will be exercised by the Company on the following basis:
• No 2002 RSU's will be exercised before December 31, 2005.
• 50% of the 2002 RSU's will be exercised on December 31, 2005.
• The remaining 50% of the 2002 RSU's will be exercised on December 31, 2009.
6.	EXPIRY AND FORFEITURE
This RSU grant shall expire or be forfeited at the earliest of the following times:
(a)
On termination of employment from the Company or an affiliate of the Company (as defined in the Plan text), other than by reason of retirement on or after December 31, 2005, or other than by reason of death or disability on or after December 31, 2002.
(b)
The Company believes that you intend to terminate continued employment with the Company or if during employment with the Company or during the 24 months after the termination of your continued employment you, without the written consent of the Company, were engaged in any business that was in competition with the Company or otherwise engaged in any activity that was detrimental to the Company.
7.	ASSIGNMENT
No right created by the grant of a 2002 RSU can be pledged in any circumstance, nor can it be assigned and any attempt to do so may result in forfeiture of the grant.
8.	REPAYMENT

In the event that this award is exercised, in whole or in part, and during continued employment with the Company or during the period of 24 months after the termination of your continued employment you, without the written consent of the Company, were engaged in any business that was in competition with the Company or otherwise engaged in any activity that was detrimental to the Company, the Company may require payment to the Company, for that part of the award exercised during the 180 day period prior to the date of termination of continued employment with the Company.
IMPERIAL OIL LIMITED
/s/ T.J. Hearn
Chairman, President and Chief Executive Officer

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Imperial Oil Limited
RESTRICTED STOCK UNIT PLAN
IMPERIAL OIL LIMITED 2002 RESTRICTED STOCK UNITS Grant Date: December 31, 2002
IMPERIAL OIL LIMITED RESTRICTED STOCK UNITS Grant Date: December 31, 2002